ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

Supplement dated February 8, 2023

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and the Summary Prospectus for the AST Western Asset Emerging Markets Debt Portfolio (the Portfolio or the Target Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Target Portfolio held on February 8, 2023, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the AST Global Bond Portfolio (the Acquiring Portfolio), each a series of the Trust.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about March 13, 2023.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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